EXHIBIT 12.1

              Certification of Chief Executive Officer pursuant to
       Title 18, United States Code, Section 1350, as adopted pursuant to
                  Section 302 of The Sarbanes-Oxley Act of 2002

I, Jeremy Bowman, certify that:

      1. I have reviewed this annual report on Form 20-F of Allura International Inc.;

      2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      3. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this annual report;

      4. The company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting ( as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the company and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

                  (c) Evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (d) Disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonable likely to materially affect, the company's internal control over financial reporting; and

      5. The company's other certifying officers and I have disclosed, based on our most recent evaluation, to the company's auditors and the audit committee of the board of directors (or other persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the company's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

   DATED at Vancouver, British Columbia, Canada, as of September 25 2008

/s/ "Jeremy Bowman"
-------------------
Jeremy Bowman, CEO

EXHIBIT 12.1

              Certification of Chief Executive Officer pursuant to
       Title 18, United States Code, Section 1350, as adopted pursuant to
                  Section 302 of The Sarbanes-Oxley Act of 2002

I, Lan Shangguan, certify that:

      6. I have reviewed this annual report on Form 20-F of Allura International Inc.;

      7. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

      8. Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the company as of, and for, the periods presented in this annual report;

      9. The company's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting ( as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the company and have:

                  (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the company, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

                  (b) Designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principals;

                  (c) Evaluated the effectiveness of the company's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

                  (d) Disclosed in this report any change in the company's internal control over financial reporting that occurred during the period covered by the annual report that has materially affected, or is reasonable likely to materially affect, the company's internal control over financial reporting; and

      10. The company's other certifying officers and I have disclosed, based on our most recent evaluation, to the company's auditors and the audit committee of the board of directors (or other persons performing the equivalent functions):

                  (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonable likely to adversely affect the company's ability to record, process, summarize and report financial information; and

                  (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the company's internal control over financial reporting.

   DATED at Vancouver, British Columbia, Canada, as of September 25 2008

/s/ "Lan Shangguan"
-------------------
Lan Shangguan, CFO

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